UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 1, 2009

Date of report (date of earliest event reported)

Foundation Coal Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32331	42-1638663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227

(Address of Principal Executive Offices)

410-689-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Our affiliate, Foundation Coal Corporation (“Foundation”) entered into employment agreements (the “Agreement” or the “Agreements”) effective January 1, 2009 with James F. Roberts, Kurt D. Kost, James J. Bryja, Frank J. Wood and Allen Scott Pack, Jr. to serve as our Chief Executive Officer, President and Chief Operating Officer, Senior Vice President, Operations, Senior Vice President, Chief Financial Officer and Senior Vice President, Sales and Marketing and President, Foundation Energy Sales, Inc. , respectively, (individually the “Executive Officer”).

The Agreement for Mr. Roberts includes the following material terms:

•	Three-year initial term

•	Annual base salary of $700,000

•	Target Annual Bonus (as such term is defined in the Agreement) of not less than one hundred percent (100%) of the then- current annual rate of base salary

•

Under the Agreement, if the Executive Officer’s employment is terminated by us for “cause” or if the Executive Officer resigns without “good reason” (as such terms are defined in the Agreement), the Executive Officer shall be entitled to: (a) the base salary through the date of termination, (b) any annual bonus earned but unpaid as of the date of termination for any previously completed fiscal year, (c) reimbursement for any unreimbursed business expenses properly incurred by the Executive Officer in accordance with Foundation’s policy prior to the date of the Executive Officer’s termination; and (d) such employee benefits, if any, to which Executive Officer may be entitled under the employee benefit plans of Foundation (collectively defined in the Agreement as the “Accrued Rights”). If the Executive Officer’s employment is terminated due to death or disability, the Executive Officer shall be entitled to receive the Accrued Rights and a pro-rated payment of target annual bonus. If the Executive Officer’s employment is terminated by us without cause or by the Executive Officer for good reason, in either case whether or not such termination occurs in connection with a Change in Control (as such term is defined in the Agreement), the Executive Officer shall be entitled to: (a) the Accrued Rights, (b) a pro-rated payment of annual bonus, and (c) subject to Executive Officer’s compliance with the non-compete, confidentiality and intellectual property provisions of the Agreement, an amount equal to two times the sum of the base salary and target annual bonus, payable in equal bi-monthly installments over the nine month period following termination, provided that such payment shall be reduced by the present value of any other severance or cash termination benefit plans payable to the Executive Officer

•

Under the terms of the Agreement, the Executive Officer is entitled to gross-up payments in connection with payments the Executive Officer receives that are subject to Section 4999 of the Internal Revenue Code subject to a “safe harbor cap” (as such term is defined in the Agreement)

•

Under the terms of the Agreement, the Executive Officer may not disclose any confidential information (as such term is defined in the Agreement) concerning us, our subsidiaries or affiliates and any third party that has provided any information to us on a confidential basis. In addition, during the Executive Officer’s term of employment and (a) for a period of nine months following the date the Executive Officer ceases to be employed by us, the Executive Officer may not compete with us or our subsidiaries, and (b) for a period of two years following the date the Executive Officer ceases to be employed by us, the Executive Officer may not solicit or hire our employees or employees of our subsidiaries.

The Agreement for Mr. Kost includes the following material terms:

•	Annual base salary of $450,000

•	Target Annual Bonus (as such term is defined in the Agreement) of not less than seventy-five percent (75%) of the then-current annual rate of base salary

The Agreement for Mr. Bryja includes the following material terms:

•	Annual base salary of $375,000

•	Target Annual Bonus (as such term is defined in the Agreement) of not less than sixty-five percent (65%) of the then-current annual rate of base salary

The Agreement for Mr. Wood includes the following material terms:

•	Annual base salary of $332,000

•	Target Annual Bonus (as such term is defined in the Agreement) of not less than sixty-five percent (65%) of the then-current annual rate of base salary

The Agreement for Mr. Pack includes the following material terms:

•	Annual base salary of $296,000

•	Target Annual Bonus (as such term is defined in the Agreement) of not less than sixty-five percent (65%) of the then-current annual rate of base salary

Each of the Agreements for Messrs. Kost, Bryja, Pack and Wood include the following material terms:

•	Three year initial term

•

Under the Agreement, if the Executive Officer’s employment is terminated by us for “cause” or if the Executive Officer resigns without “good reason” (as such terms are defined in the Agreement), the Executive Officer shall be entitled to: (a) the base salary through the date of termination, (b) any annual bonus earned but unpaid as of the date of termination for any previously completed fiscal year, (c) reimbursement for any unreimbursed business expenses properly incurred by the Executive Officer in accordance with Foundation’s policy prior to the date of the Executive Officer’s termination; and (d) such employee benefits, if any, to which Executive Officer may be entitled under the employee benefit plans of Foundation (collectively defined in the Agreement as the “Accrued Right”). If the Executive Officer’s employment is terminated due to death or disability, the Executive Officer shall be entitled to receive the Accrued Rights and a pro-rated payment of target annual bonus. If the Executive Officer’s employment is terminated by us without cause or by the Executive Officer for good reason, in either case whether or not such termination occurs in connection with a Change in Control (as such term is defined in the Agreement), the Executive Officer shall be entitled to: (a) the Accrued Rights, (b) a pro-rated payment of annual bonus, and (c) subject to Executive Officer’s compliance with the non-compete, confidentiality and intellectual property provisions of the Agreement, an amount equal to the sum of base salary and target annual bonus, payable in equal bi-monthly installments over the nine month period following termination, provided that such payment shall be reduced by the present value of any other severance or cash termination benefit plans payable to the Executive Officer

•

Under the terms of the Agreement, the Executive Officer is entitled to gross-up payments in connection with payments the Executive Officer receives that are subject to Section 4999 of the Internal Revenue Code subject to a “safe harbor cap” (as such term is defined in the Agreement)

•

Under the terms of the Agreement, the Executive Officer may not disclose any confidential information (as such term is defined in the Agreement) concerning us, our subsidiaries or affiliates and any third party that has provided any information to us on a confidential basis. In addition, during the Executive Officer’s term of employment and (a) for a period of nine months following the date the Executive Officer ceases to be employed by us, the Executive Officer may not compete with us or our subsidiaries, and (b) for a period of two years following the date the Executive Officer ceases to be employed by us, the Executive Officer may not solicit or hire our employees or employees of our subsidiaries.

A copy of the Agreements are furnished as Exhibits 99.1- 99.5 and are incorporated herein by reference to this Item.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit 99.1	Employment Agreement by and among Foundation Coal Corporation and James F. Roberts effective January 1, 2009

Exhibit 99.2	Employment Agreement by and among Foundation Coal Corporation and Kurt D. Kost effective January 1, 2009

Exhibit 99.3	Employment Agreement by and among Foundation Coal Corporation and James J. Bryja effective January 1, 2009

Exhibit 99.4	Employment Agreement by and among Foundation Coal Corporation and Frank J. Wood effective January 1, 2009

Exhibit 99.5	Employment Agreement by and among Foundation Coal Corporation and Allen Scott Pack, Jr. effective January 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2009

Foundation Coal Holdings, Inc.

/s/ Frank J. Wood
Senior Vice President and Chief Financial Officer